THE WRIGHT MANAGED BLUE CHIP SERIES TRUST





                           SEMI-ANNUAL REPORT
                           June 30, 2000





                           o   Wright Selected Blue Chip Portfolio
                           o   Wright International Blue Chip Portfolio

THE WRIGHT MANAGED BLUE CHIP SERIES TRUST
-------------------------------------------------------------------------------


Wright Managed Blue Chip Series Trust is a diversified, open-end management investment company, that is designed to be the funding vehicle for insurance contracts offered by participating insurance companies. Shares of the Trust are offered exclusively to the separate accounts of such insurance companies. Two managed investment portfolios of the Trust, whose investment objectives are described below, are included in this report.

Wright Selected Blue Chip Portfolio (WSBCP) seeks long-term capital appreciation and, as a secondary objective, reasonable, current income by investing primarily in equity securities of well-established U.S. companies that meet the investment adviser's quality standards.

Wright International Blue Chip Portfolio (WIBCP) seeks long-term capital appreciation by investing primarily in equity securities of well-established, non-U.S. companies that meet the investment adviser's quality standards.

TABLE OF CONTENTS
-------------------------------------------------------------------------------

                                                                  Page

Investment Objectives    ..................................inside front cover
Letter to Shareholders   ..........................................1
Management Discussion   ...........................................2

Wright Selected Blue Chip Portfolio
         Portfolio of Investments..................................4
         Financial Statements......................................8

Wright International Blue Chip Portfolio
         Portfolio of Investments..................................9
         Financial Statements.....................................13

Notes to Financial Statements.....................................14

LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------

                                    July 2000




Dear Shareholders:

The first half of 2000 has been a raucous period for investors, with some of the most volatile trading in history, particularly in April. With May and June, market volatility receded to half of April's level and for stocks outside of technology, trading volatility has more or less returned to normal. Despite all the sound and fury of the first half of 2000, the major stock market averages start the third quarter little changed from end-of-1999 levels.

During April and most of May, investors waited anxiously for signs that the U.S. economy was cooling. In the absence of those signs, fears of extended Federal Reserve monetary tightening sent bond yields higher and share prices lower. During June, with government reports turning up evidence that economic activity was slowing, the bond market recovered and investor concerns shifted to the outlook for corporate profits. In the opening days of July, a spate of companies
- including some prominent computer software companies - issued warnings that earnings would fall short of Wall Street estimates.

At Wright, our analysts believe that the U.S. economy is in the process of downshifting toward the 3 1/2% growth targeted by the Fed. We see little change in the competitive environment and limited pricing power that most firms face. Still, occasional profit shortfalls for specific stocks notwithstanding, we continue to forecast a healthy increase in aggregate corporate profits this year and next and believe that the risk of significant further interest rate hikes is limited, two elements of the favorable investment backdrop.

The correction of some of the market's speculative excesses - in share prices of Internet and other growth stocks, for example - has proceeded apace in the second quarter and early July. Money flows into stock mutual funds have fallen significantly since February's peak, another indication that the big, non-discriminating expectations that investors had for stock returns have come back to earth. While Alan Greenspan may not yet be satisfied that the last trace of "irrational exuberance" has been routed from the U.S. stock market, we see evidence of more rational market valuations and projections, a healthy development for long-term investors. The Federal Reserve may raise interest rates another time or two in this cycle, but we're increasingly confident that the lion's share of Fed tightening is behind us.


                                   Sincerely,

                                   /s/ Peter M. Donovan
                                   ---------------------
                                   Peter M. Donovan, President

MANAGEMENT DISCUSSION
-------------------------------------------------------------------------------



The year 2000 has seen record stock market volatility, although the second quarter ended in a more stable trend. For Nasdaq, April was the most volatile month in history, with an average daily change (without regard to sign) of 4.3%, six times the norm. This moderated to 2.9% in May and 2.2% in June, still above normal. Fluctuations in non-tech stocks were more muted, but for tech and non-tech stocks alike, profit disappointments continued to bring severe retribution.

Tech stocks fell into a bear market in the second quarter; non-tech stocks were in a correction. From peak to trough, Nasdaq dropped 37%, the S&P 500 11%. Before the quarter ended, Nasdaq had rallied to a point 21% off its peak, while the S&P 500 was down 5%. For the entire quarter, the S&P 500 lost 2.7% in total return terms, the Nasdaq more than 13%. Although S&P 500 tech stocks were hit hard with a 9.0% loss, the worst performing S&P 500 sector was basic materials, down about 15%; communications services had a 14% loss. Leading the S&P 500 was health care, up 23% for the period, well ahead of the next best group, consumer staples, which returned 6%. As measured by the FTSE indexes, non-U.S. stocks in total underperformed the U.S. in the second quarter. Europe (-2.3% in dollars) and non-Japan Asia (-2.1%) declined less, but Japan (-7.6%) was weaker. For the first six months of 2000, global stock prices were down nominally.

Wright believes the fundamentals support the development of a more positive equity market. The U.S. economy looks on track to slow to a more sustainable growth rate in the second half of the year, which should limit the extent of further Fed tightening since core inflation remains moderate. Moreover, constructive economic environments appear to be falling into place around the globe; even Japan seems to be making progress. In the U.S., second-quarter profits are starting to come in, and early on there are more positive than negative surprises. Wall Street is looking for only a moderate slowdown in profit growth in the second half of 2000.

But stocks may not yet be ready to move up in a straight line. For one thing, despite the market's retreat this year, valuations remain high, with the S&P 500 still valued in excess of 20 times year-ahead earnings and the Nasdaq's trailing P/E multiple over 100 at mid-year. WIS also believes that it will take more confirmation of economic cooling - but not so much cooling that profit prospects suffer - before investors will be comfortable with the notion that Fed tightening has nearly run its course. Once that happens, stock market prospects will brighten considerably.

WRIGHT SELECTED BLUE CHIP PORTFOLIO

     Although unusual volatility and dramatic shifts in sentiment made portfolio positioning problematic, the Wright Selected Blue Chip Portfolio (WSBCP) did relatively well in the second quarter of 2000, falling by only 0.8%. The Standard & Poor's 400 index, the Midcap benchmark, declined 3.3% in the second quarter. The Russell 2000 index, another measure of midcap stocks, declined by 3.8% for the quarter. Thus, the Wright Selected Blue Chip Equities Portfolio outperformed the S&P 400 Index by 2.5 percentage points and the Russell 2000 by
3.0 percentage points for the quarter, with somewhat more muted movements than either index.

     Major contributors to the portfolio's outperformance in the second quarter include the Healthcare sector, the Energy sector, and the Consumer Staples area.

     For the first six months of calendar 2000, WSBCP had a decline of 2.45%, behind the returns of the S&P 400 (+9.0%) and the Russell 2000 (+3.1%).


WRIGHT INTERNATIONAL BLUE CHIP PORTFOLIO

     After outperforming in 1999, foreign markets overall lagged the U.S. stock market in dollar terms in the first two quarters of 2000. The Wright International Blue Chip Portfolio (WIBC), which beat its benchmark last year and in this year's first quarter, lagged in the second quarter with a loss of 7.2%, behind the FTSE World ex U.S. index (-3.5%) and the Morningstar average of international equity funds (-4.5%). For the first half of 2000, WIBCP lost 6.6%, behind the FTSE World ex U.S. index (-4.3%) and the Morningstar average (-4.2%).

     In contrast to the first quarter, when technology was strong, in the second quarter the global retreat in technology stocks hurt the WIBCP, which was overweight in that sector. A poor showing by the Portfolio's holdings in Japan, where the overall market was weak, also hurt WIBCP's second-quarter results. Compared to the FTSE world ex U.S. index, WIBCP benefited from having no holdings in Greece, one of the world's weakest markets. Strong stock selection in Brazil, which is seeing an improving economy, and Sweden also worked to the Portfolio's benefit. WIBCP is starting the third quarter of 2000 with a somewhat reduced weighing in technology compared to three months earlier. In terms of country allocation, holdings in Europe have been increased, and positions in Taiwan and Thailand have been added.

WRIGHT SELECTED BLUE CHIP PORTFOLIO (WSBCP)
-------------------------------------------------------------------------------
Portfolio of Investments - June 30, 2000 (unaudited)

                                    Shares        Value
-------------------------------------------------------------------------------


 Equity Investments - 96.4%


APPAREL - 2.5%
Jones Apparel Group Inc..........      900     $    21,150
Liz Claiborne....................      800          28,200
                                               -----------
                                               $    49,350
                                               -----------

COMPUTERS & PERIPHERALS - 9.0%
Gateway Inc......................    1,600     $    90,800
International Business Machines..      100          10,956
Sun Microsystems, Inc............      800          72,750
                                               -----------
                                               $   174,506
                                               -----------


DRUGS, COSMETICS & HEALTHCARE - 14.1%
Alberto Culver Co. Class A.......    1,800     $    47,250
Biogen, Inc......................      400          25,800
Forest Laboratories Inc..........      600          60,600
Minimed Inc......................      200          23,600
Stryker Corp.....................      800          35,000
Watson Pharmaceutical, Inc.......    1,500          80,625
                                               -----------
                                               $   272,875
                                               -----------

ELECTRICAL EQUIPMENT - 1.9%
Vishay Intertechnology Inc.......      975     $    36,989
                                               -----------


ELECTRONIC EQUIPMENT & INSTRUMENTATION - 9.5%
American Power Conversion Corp...    1,200     $    48,975
Samina Corp......................      700          59,850
Solectron Corp...................    1,800          75,375
                                               -----------
                                               $   184,200
                                               -----------

FINANCIAL - 9.1%
AFLAC Corp.......................      550     $    25,265
BB&T Corporation.................    1,800          42,975
Commerce Bancshares Inc..........      550          16,363
Compass Bancshares...............      800          13,650
Edwards (A.G.), Inc..............    1,550          60,450
Wilmington Trust Corp............      400          17,100
                                               -----------
                                               $   175,803
                                               -----------


MACHINERY & EQUIPMENT - 0.9%
Deere & Co.......................      500     $    18,500
                                               -----------



METAL PRODUCTS MANUFACTURERS - 2.4%
Illinois Tool Works Inc..........      800     $    45,600
                                               -----------




OIL, GAS & COAL - 8.4%
Devon Energy Corp................    1,300     $    73,044
Ensco Int'l Inc..................    1,900          68,044
Noble Drilling Corp..............      500          20,593
                                               -----------
                                               $   161,681
                                               -----------


PRINTING & PUBLISHING - 1.0%
New York Times Co................      500     $    19,750
                                               -----------



RECREATION - 2.9%................
Brinker International Inc*.......    1,400     $    40,950
Harley-Davidson..................      400          15,400
                                               -----------
                                               $    56,350
                                               -----------


RETAILERS - 4.4%
Bed Bath & Beyond Inc............      550     $    19,938
Ross Stores Inc..................    1,600          27,300
Tiffany & Co.....................      300          20,250
Wal-Mart Stores Inc..............      300          17,287
                                               -----------
                                               $    84,775
                                               -----------


SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 12.6%
Altera Corp......................      400     $    40,775
Analog Devices...................      900          68,400
Dallas Semiconductor Corp........    2,000          81,500
Qlogic Corp......................      800          52,850
                                               -----------
                                               $   243,525
                                               -----------

SOFTWARE & SERVICES -- 5.0%
Adobe Systems Inc................      500     $    65,000
Autodesk Inc.....................      900          31,219
                                               -----------
                                               $    96,219
                                               -----------


UTILITIES - 7.2%
Alltel Corp......................      400     $    24,775
Duke Energy Corp.................    1,100          62,013
Dynegy Inc.......................      600          40,988
TECO Energy, Inc.................      600          12,037
                                               -----------
                                               $   139,813
                                               -----------


MISCELLANEOUS - 5.5%
Acxiom Corp......................      700     $    19,075
Avery-Dennison Corp..............      400          26,850
Cardinal Health Inc..............      300          22,200
CDW Computer Centers Inc.........      300          18,750
Interpublic Group Inc............      450          19,350
                                               -----------
                                               $   106,225
                                               -----------



total investments - 96.4%
(identified cost, $1,515,853)....              $ 1,866,161


OTHER ASSETS
LESS LIABILITIES - 3.6%..........                   69,987
                                               -----------


NET ASSETS - 100.0%..............              $ 1,936,148
                                               ============


* Non-income-producing security.



See notes to financial statements

Wright Selected Blue Chip Portfolio (WSBCP)
-------------------------------------------------------------------------------

                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 2000 (unaudited)
-------------------------------------------------------------------------------


ASSETS:

   Investments--
     Identified cost......................     $  1,515,853
     Unrealized appreciation..............          350,308
                                               ------------
       Total value (Note 1A)..............     $  1,866,161

   Cash...................................           43,628
   Dividends receivable...................            1,198
   Receivable from investment adviser.....           11,200
   Receivable for investments sold........          115,632
                                               ------------
     Total Assets.........................     $  2,037,819
                                               ------------


LIABILITIES:

   Payable for investments purchased......     $    100,710
   Accrued expenses.......................              961
                                               ------------
     Total Liabilities....................     $    101,671
                                               ------------

NET ASSETS................................     $  1,936,148
                                               ==============

NET ASSETS CONSIST OF:

Paid-in capital...........................     $  1,324,849
Accumulated net realized gain on investment
   transactions...........................          242,471
Unrealized appreciation of investments....          350,308
Accumulated undistributed net investment
   income.................................           18,520
                                               ------------
   Net assets applicable to outstanding shares$   1,936,148
                                               ==============
SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................          152,256
                                               ==============
NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................           $12.72
                                               ==============



                             STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 2000 (unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME:

Income--
   Dividends..............................     $    12,083
                                               ------------

Expenses--
   Investment Adviser fee (Note 3)........     $     6,799
   Administrator fee (Note 3).............             526
   Compensation of Trustees not affiliated with
     the Investment Adviser or Administrator         3,964
   Custodian and transfer agent fees (Note 1D)       7,021
   Audit..................................          11,528
   Legal..................................           1,413
   Printing...............................             823
   Interest expense.......................             137
   Miscellaneous..........................           1,855
                                               ------------
       Total expenses.....................     $    34,066
                                               ------------


Deduct--
   Preliminary reduction of Investment Adviser
     fee (Note 3).........................     $     6,799
   Preliminary allocation of expenses to the
     Investment Adviser (Note 3)..........          11,200
   Reduction of Custodian fee
     (Note 1D)............................           3,196
                                               ------------
       Total deductions...................     $    21,195
                                               ------------
       Net expenses.......................     $    12,871
                                               ------------
          Net investment loss.............     $      (788)
                                               ------------



REALIZED AND UNREALIZED GAIN (LOSS):

Net realized gain on investment transactions
   (identified cost basis)................     $   238,203
Change in unrealized appreciation of
    investment............................       (290,947)
                                               ------------
   Net realized and unrealized loss.......     $   (52,744)
                                               ------------

   Net decrease in net assets from
    operations............................     $   (53,532)
                                               ==============


See notes to financial statements

WRIGHT SELECTED BLUE CHIP PORTFOLIO (WSBCP)
-------------------------------------------------------------------------------





                                                                                     Six Months Ended         Year Ended
                                                                                         June 30,            December 31,
STATEMENTS OF CHANGES IN NET ASSETS                                                        2000                  1999
---------------------------------------------------------------------------------------------------------------------------------
                                                                                        (unaudited)

INCREASE (DECREASE) IN NET ASSETS:

   From operations -
     Net investment income (loss)...............................................     $       (788)         $      8,449
     Net realized gain on investment transactions...............................          238,203               239,141
     Change in unrealized appreciation (depreciation) of investments............         (290,947)               83,739
                                                                                        ----------            ----------

       Net increase (decrease) in net assets from operations....................     $    (53,532)         $    331,329

   Distributions to shareholders from net realized gain on
     investment transactions (Note 2)...........................................         (234,825)             (216,028)
   Distributions to shareholders from net investment income (Note 2)............           (8,204)              (10,601)
   Net decrease from Portfolio share transactions (Note 4)......................          (44,329)           (1,308,816)
                                                                                        ----------            ----------

       Net decrease in net assets...............................................     $   (340,890)         $ (1,204,116)


NET ASSETS:

   At beginning of period.......................................................        2,277,038             3,481,154
                                                                                        ----------            ----------

   At end of period.............................................................     $  1,936,148          $  2,277,038
                                                                                       ===========           ===========

ACCUMULATED UNDISTRIBUTED NET INVESTMENT
   INCOME.......................................................................     $     18,520          $     27,512
                                                                                       ===========           ===========


See notes to financial statements

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------


                                                                           Year Ended December 31,
---------------------------------------------------------------------------------------------------------------------------------
Wright Selected Blue Chip Portfolio (WSBCP)        20004        1999          1998         1997         1996         1995
---------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period            $  14.610    $  14.000    $   15.650   $   14.000   $   11.410    $   9.320
                                                ---------    ---------    ---------    ---------    ---------     ---------

Income from investment operations:
  Net investment income (loss)(1)               $  (0.002)   $   0.110    $    0.020   $    0.110   $    0.170    $   0.100
  Net realized and unrealized gain (loss)          (0.318)       1.633        (0.270)       3.780        2.430        2.345
                                                ---------    ---------    ---------    ---------    ---------     ---------

   Total income (loss) from investment
    operations                                  $  (0.320)   $    1.743   $   (0.250)  $    3.890    $   2.600    $   2.445
                                                ---------    ---------    ---------    ---------    ---------     ---------

Less distributions:
  Dividends from investment income              $  (0.053)   $  (0.053)   $    -       $    -       $   (0.010)   $  (0.070)
  Distributions from capital gains                 (1.517)      (1.080)       (1.400)      (2.240)       -           (0.285)
                                                ---------    ---------    ---------    ---------    ---------     ---------

   Total distributions                          $  (1.570)   $  (1.133)   $   (1.400)  $   (2.240)  $   (0.010)   $  (0.355)
                                                ---------    ---------    ---------    ---------    ---------     ---------


Net asset value, end of period                  $  12.720    $  14.610    $   14.000   $   15.650   $   14.000    $  11.410
                                                ===========  ===========  ===========  ===========  ===========   ===========

Total return(2)                                    (2.45%)      13.97%        (2.65%)      32.08%       22.80%       26.25%

Ratios/Supplemental Data(1):
  Net assets, end of period (000 omitted)       $  1,936     $   2,277    $   3,481    $   3,425    $   2,668     $  2,239
  Ratio of total expenses to average net assets    1.54%(5)      1.25%        1.27%         1.30%        1.27%        1.60%
  Ratio of expenses after custodian fee reduction
   to average net assets3                          1.23%(5)      1.15%        1.15%         1.15%        1.06%        1.15%
  Ratio of net income (loss) to average
   net assets                                     (0.08%)(5)     0.33%        0.30%         0.70%        1.14%        0.96%
  Portfolio turnover rate                            63%           45%          49%          40%          68%          64%

----------------------------------------------------------------------------------------------------------------------------------

(1)During each of the periods presented, the investment adviser and/or the administrator voluntarily reduced their fees and the investment adviser was allocated a portion of the portfolio's operating expenses. Had such actions not been undertaken, the net investment income (loss) per share and the ratios would have been as follows:

                                                   2000(4)       1999          1998         1997         1996         1995
------------------------------------------------------- -------------------------------------------------------------------

Net investment income (loss) per share          $  (0.045)   $  (0.310)   $   (0.036)  $    0.030   $    0.066    $ (0.017)
                                                ===========  ===========  ===========  ===========  ===========   =========
Ratios (as a percentage of average net assets):
  Expenses                                          3.26%(5)     2.51%         2.11%        1.81%        1.97%       2.72%
                                                ===========  ===========  ===========  ===========  ===========   =========
  Expenses after custodian fee reduction(3)         2.95%(5)     2.41%         1.99%        1.66%        1.76%       2.27%
                                                ===========  ===========  ===========  ===========  ===========   =========
  Net investment income (loss)                     (1.80%)(5)   (0.93%)       (0.54%)       0.19%        0.44%      (0.16%)
                                                ===========  ===========  ===========  ===========  ===========   =========

----------------------------------------------------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date. The total investment return does not reflect expenses that apply to the separate account or policies. If these charges had been included, the total return would be reduced.
(3)Custodian fees were reduced by credits resulting from cash balances the portfolio maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.
(4)For the six months ended June 30, 2000 (unaudited).
(5)Annualized.

See notes to financial statements

WRIGHT INTERNATIONAL BLUE CHIP PORTFOLIO (WIBCP)
-------------------------------------------------------------------------------
Portfolio of Investments - June 30, 2000 (Unaudited)


                                    Shares        Value
-------------------------------------------------------------------------------


   EQUITY INVESTMENTS - 91.9%


CANADA - 3.8%
Nortel Networks Corp. (Common)...      457     $    31,190
                                               -----------


FRANCE - 19.6%
Alcatel..........................      375     $    24,673
Altran Technologies SA...........       50           9,821
Axa Company FRF60................      150          23,703
France Telecom SA................      100          14,021
Rexel............................       60           4,626
S-T Microelectronics NV..........      315          19,911
Technip SA.......................       80           9,707
Total Fina ELF...................      150          23,071
TV Francaise.....................      250          17,478
Vivendi .........................      150          13,281
                                               -----------
                                               $   160,292
                                               -----------


GERMANY - 9.6%
Allianz AG Holding...............       50     $    18,179
Deutsche Bank AG.................      100           8,251
Epcos............................       60           5,983
Lufthansa AG.....................      180           4,199
Marschollek Lauten...............       25          10,487
Muenchener Rueckversicherungs....       75          23,703
Siemans Registered...............       50           7,528
                                               -----------
                                               $    78,330
                                               -----------


HONG KONG - 3.9%
China Telecom....................    2,000     $    17,638
Hutchison Whampoa................    1,100          13,828
                                               -----------
                                               $    31,466
                                               -----------


IRELAND - 1.7%
Elan Corp PLC....................      300     $    14,035
                                               -----------


ITALY - 2.5%
Telecom Italia Mobile............    2,000     $    20,456
                                               -----------


JAPAN - 7.6%
Bellsystem24 Inc.................       50     $    24,556
Promise Co., Ltd.................      200          15,829
Ricoh Corp., Ltd.................    1,000          21,203
                                               -----------
                                               $    61,588
                                               -----------




MEXICO - 1.4%
Telefonos de Mexico..............    4,000     $    11,422
                                               -----------


NETHERLANDS - 7.5%
ASM Lithography Holding NV.......      525     $    23,166
ING Groep NV.....................      418          28,343
Philips Electronics NV...........      200           9,462
                                               -----------
                                               $    60,971
                                               -----------


NORWAY - 1.1%
Petroleum Geo-Services...........      500     $     8,531
                                               -----------



SINGAPORE - 2.2%
Datacraft Asia Limited...........    2,000     $    17,600
                                               -----------



SOUTH KOREA - 1.0%
Korea Telecom Corp-SP ADR........      175     $     8,466
                                               -----------


SPAIN - 5.2%
Banco Bilbao Vizcaya Argentaria SA   1,000     $    14,988
Repsol SA........................      900          17,971
Telefonica SA*...................      436           9,395
                                               -----------
                                               $    42,354
                                               -----------


SWEDEN - 4.2%
Tel. AB LM Ericsson..............      800     $    15,898
Forsakr. AB Skandia..............      700          18,574
                                               -----------
                                               $    34,472
                                               -----------


SWITZERLAND - 4.0%
Nestle...........................        4     $     8,021
Zuerich Allied AG................       50          24,750
                                               -----------
                                               $    32,771
                                               -----------


TAIWAN - 1.0%
Taiwan Semiconductors-SP ADR.....      200     $     7,750
                                               -----------


THAILAND - 0.9%
Advanced Info Services...........      800     $     7,482
                                                -----------

UNITED KINGDOM - 14.7%
Amvesco PLC......................    1,200     $    19,264
British Telecommunication PLC....      700           9,054
Cable & Wireless.................      650          11,016
CMG PLC..........................      600           8,505
FKI Babcock......................    2,500           8,898
Invensys PLC.....................    2,500           9,390
Sema Group PLC...................      400           5,695
Spirent PLC......................    2,700          18,176
Vodafone Airtouch PLC............    7,427          30,032
                                               -----------
                                               $   120,030
                                               -----------


TOTAL INVESTMENTS - 91.9%
(identified cost, $661,337)......              $   749,206


OTHER ASSETS
LESS LIABILITIES - 8.1%..........                   65,951
                                               -----------


NET ASSETS - 100.0%..............              $   815,157
                                               ===========



* Non-income producing security.

See notes to financial statements

WRIGHT INTERNATIONAL BLUE CHIP PORTFOLIO (WIBCP)
-------------------------------------------------------------------------------


                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 2000 (unaudited)
-------------------------------------------------------------------------------


ASSETS:

   Investments--
     Identified cost......................     $    661,337
     Unrealized appreciation.............            87,869
                                               ------------
       Total value (Note 1A)..............     $    749,206

   Cash...................................           31,640
   Dividends receivable...................              427
   Receivable from Investment Adviser.....           27,520
   Receivable for foreign taxes withheld..              666
   Receivable for investments sold........           24,138
                                               ------------
     Total assets.........................     $    833,597
                                               ------------


LIABILITIES:

   Foreign cash overdraft, at value
     (identified cost $4,521).............     $      4,527
   Payable for investments purchased......            8,362
   Payable for open forward foreign currency
    exchange contracts (Notes 1H & 9).....              232
   Accrued expenses.......................            5,319
                                               ------------
     Total liabilities....................     $     18,440
                                               ------------


NET ASSETS................................     $   815,157
                                               =============
NET ASSETS CONSIST OF:

Paid-in capital...........................     $    643,605
Accumulated net realized gain on investment
   and foreign currency transactions......           75,349
Unrealized appreciation of investments and
   translations of assets and liabilities in
   foreign currencies.....................           87,745
Accumulated undistributed net investment income       8,458
                                               ------------
   Net assets applicable to
    outstanding shares                         $    815,157
                                               =============
SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................           71,394
                                               =============
NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................           $11.42
                                               =============



                             STATEMENT OF OPERATIONS

                For the Six Months Ended June 30, 2000 (unaudited)
-------------------------------------------------------------------------------

INVESTMENT INCOME:

Income--
   Dividends..............................     $    15,257
   Less: Foreign taxes....................            (709)
                                               ------------
     Total investment income..............     $    14,548
                                               ------------

Expenses--
   Investment Adviser fee (Note 3)........     $     3,644
   Administrator fee (Note 3).............             229
   Compensation of Trustees not affiliated with
     the Investment Adviser or Administrator         3,964
   Custodian and transfer agent fees (Note 1D)      16,003
   Audit..................................          11,528
   Legal..................................           1,413
   Printing...............................             823
   Miscellaneous..........................           4,010
                                               ------------
       Total expenses.....................     $    41,614
                                               ------------

Deduct--
   Preliminary reduction of Investment
     Adviser fee (Note 3).................     $     3,644
   Preliminary reduction of Administrator fee
     (Note 3).............................             229
   Preliminary allocation of expense to the
     Investment Adviser  (Note 3).........          27,520
   Reduction of Custodian fee (Note 1D)...           1,808
                                               ------------
       Total deductions...................     $    33,201
                                               ------------
       Net expenses.......................     $     8,413
                                               ------------
          Net investment income...........     $     6,135
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS):

Net realized gain on investment and foreign
   currency transactions (identified
   cost basis)                                 $    77,304
Change in unrealized depreciation of investments
   and translation of assets and liabilities
   in foreign currency....................        (148,153)
                                               ------------

   Net realized and unrealized loss.......     $   (70,849)
                                               ------------

   Net decrease in net assets from operations  $   (64,714)
                                               ==============


See notes to financial statements

WRIGHT INTERNATIONAL BLUE CHIP PORTFOLIO (WIBCP)
-------------------------------------------------------------------------------


                                                                                     Six Months Ended         Year Ended
                                                                                         June 30,            December 31,
STATEMENTS OF CHANGES IN NET ASSETS                                                         2000                 1999
---------------------------------------------------------------------------------------------------------------------------------
                                                                                        (unaudited)

INCREASE (DECREASE) IN NET ASSETS:

   From operations -
     Net investment income (loss)...............................................     $      6,135          $     (2,872)
     Net realized gain on investments and foreign currency
       transactions.............................................................           77,304               123,795
     Change in unrealized appreciation (depreciation) of investments and translation
       of assets and liabilities in foreign currency............................         (148,153)               91,852
                                                                                        ----------            ----------
       Net increase (decrease) in net assets from operations....................     $    (64,714)         $    212,775

   Distributions to shareholders from net realized gain
     on investment transactions (Note 2)........................................         (121,824)             (151,303)
   Net increase (decrease) from Portfolio share transactions (Note 4)...........           81,353              (416,999)
                                                                                        ----------            ----------
       Net decrease in net assets...............................................     $   (105,185)         $   (355,527)


NET ASSETS:

   At beginning of period.......................................................          920,342             1,275,869
                                                                                        ----------            ----------

   At end of period.............................................................     $    815,157          $    920,342
                                                                                       ===========           ===========

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME.................................     $      8,458          $      2,323
                                                                                       ===========           ===========




See notes to financial statements

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------


                                                                           Year Ended December 31,
---------------------------------------------------------------------------------------------------------------------------------
Wright International Blue Chip Portfolio (WIBCP)   2000(4)      1999          1998         1997         1996         1995
---------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period            $  13.820    $  12.260    $   11.800   $   11.810   $   10.060    $  9.140
                                                 ---------    ---------    ---------    ---------    ---------     ---------

Income from investment operations:
  Net investment income (loss)(1)               $   0.084    $  (0.088)   $   (0.023)  $    0.032   $   (0.043)   $  0.003
  Net realized and unrealized gain (loss)          (0.849)       3.381         1.053        0.588        1.793       0.967
                                                 ---------    ---------    ---------    ---------    ---------     ---------
   Total income (loss) from investment
    operations                                  $  (0.765)   $   3.293     $   1.030   $    0.620    $  1.750 $       0.970
                                                 ---------    ---------    ---------    ---------    ---------     ---------


  Less distributions:
   Dividends from investment income             $   -        $   -        $    -       $    -       $    -        $ (0.005)
   Return of capital                                -            -             -            -            -          (0.013)(+)
   Distributions from capital gains                (1.635)      (1.733)       (0.570)      (0.630)       -           -
   Tax distribution from paid-in capital            -            -             -            -            -          (0.032)
                                                 ---------    ---------    ---------    ---------    ---------     ---------

   Total distributions                          $  (1.635)   $  (1.733)   $   (0.570)  $   (0.630)  $    -        $ (0.050)
                                                 ---------    ---------    ---------    ---------    ---------     ---------


Net asset value, end of period                  $  11.420    $  13.820    $   12.260   $   11.800   $   11.810    $ 10.060
                                                ===========  ===========  ===========  ===========  ===========   ===========
Total return(2)                                    (6.57%)      32.12%         8.45%        5.67%       17.40%      10.07%

Ratios/Supplemental Data(1):
  Net assets, end of period (000 omitted)       $     815    $     920    $    1,276    $   1,411   $   1,457     $  1,365
  Ratio of total expenses to average
   net assets(1)                                    2.24%(5)     1.98%         2.00%        2.00%       2.31%         2.28%
  Ratio of expenses after custodian fee reduction
   to average net assets(3)                         1.84%(5)     1.85%         1.85%        1.85%       1.85%         1.85%
  Ratio of net income (loss) to average net assets  1.35%(5)    (0.31%)       (0.21%)       0.25%      (0.42%)        0.06%
  Portfolio turnover rate                             83%          79%           61%          94%         44%           31%

--------------------------------------------------------------------------------------------------------------------------------

(1)During each of the periods presented, the investment adviser and the administrator voluntarily reduced their fees, and the investment adviser was allocated a portion of the portfolio's operating expenses. Had such actions not been undertaken, the net investment loss per share and the ratios would have been as follows:

                                                   2000(4)       1999          1998         1997         1996         1995
-----------------------------------------------------------------------------------------------------------------------------

Net investment loss  per share                  $  (0.345)   $  (1.669)   $   (0.369)  $   (0.262)  $   (0.253)   $ (0.920)
                                                ===========  ===========  ===========  ===========  ===========   ===========
Ratios (as a percentage of average net assets):
  Expenses                                          9.14%(5)     7.55%         5.16%        4.30%        4.37%       4.18%
                                                ===========  ===========  ===========  ===========  ===========   ===========
  Expenses after custodian fee reduction(3)         8.74%(5)     7.42%         5.01%        4.15%        3.91%       3.75%
                                                ===========  ===========  ===========  ===========  ===========   ===========
  Net investment loss                              (5.55%)(5)   (5.88%)       (3.37%)      (2.05%)      (2.47%)     (1.85%)
                                                ===========  ===========  ===========  ===========  ===========   ===========

---------------------------------------------------------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date. The total investment return does not reflect expenses that apply to the separate account or related policies. If these charges had been included, the total return would be reduced.
(3)Custodian fees were reduced by credits resulting from cash balances the portfolio maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.
(4)For the six months ended June 30, 2000 (unaudited).
(5)Annualized.

(+)Represents a distribution in excess of net investment income.

See notes to financial statements

Notes to Financial Statements (unaudited)
-------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Blue Chip Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Trust presently consists of two diversified separate portfolios: Wright Selected Blue Chip Portfolio (WSBCP), and Wright International Blue Chip Portfolio (WIBCP) (the "Portfolios"). The shares of the Portfolios are sold only to variable accounts established by participating insurance companies. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

  A. Investment Valuations - Securities listed on securities exchanges or in the NASDAQ National Market, are valued at closing sale prices. Unlisted or listed securities for which closing sale prices are not available are valued at the last reported bid price. Investments for which valuations are not readily available and for WIBCP investments for which material events affecting the value of such securities occurred after the closing of the exchange on which they are primarily traded but prior to the valuation of the Fund will be appraised at their fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.

  B. Foreign Currency Translation - Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are translated into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  C. Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income tax is necessary. Withholding taxes on foreign dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates.

  D. Expense Reduction - The Portfolios have entered into an arrangement with its custodian agent whereby interest earned on uninvested cash balances is used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

  E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

  F. Other - Investment transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolios are informed of the ex-dividend date.

  G. Interim Financial Information - The interim financial statements relating to June 30, 2000 and for the period then ended have not been audited by independent certified public accountants, but in the opinion of the Trust's management, reflect all adjustments, consisting of normal recurring adjustments, necessary for the fair presentation of the financial statements.

  H. Forward Foreign Currency Contracts - WIBCP may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. WIBCP will enter into forward contracts for hedging purposes in connection with purchases and sales of securities denominated in foreign currencies. The forward foreign currency exchange contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.


(2)  DISTRIBUTIONS

     Dividends from investment income of WSBCP and WIBCP are expected to be declared annually. However, the Trustees may decide to declare dividends at other intervals. All net realized long or short-term capital gains of each Portfolio, if any, will be declared and distributed at least annually. All distributions will be distributed in the form of additional full and fractional shares of the Portfolios and not in cash. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting treatments may result in reclassifications among various components of net assets.


(3)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged Wright Investors' Service, Inc. (Wright) to act as investment adviser to the Portfolios pursuant to the respective Investment Advisory Contracts. Wright furnishes each Portfolio with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average monthly net assets which rate is adjusted as average monthly net assets exceed certain levels. The Trust also has engaged Eaton Vance Management (Eaton Vance or Administrator) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average monthly net assets which rate is reduced as average monthly net assets exceed certain levels. For the six months ended June 30, 2000, the effective annual rate for advisory and administration charges for each Portfolio was as follows:

                                           WSBCP                 WIBCP

         Investment Advisory               0.65%                 0.80%
         Administration                    0.05%                 0.05%

     To enhance the net income of the Portfolios, Wright and Eaton Vance reduced their fees and Wright made an assumption of a portion of each Portfolio's expenses as follows:

                                                         WSBCP       WIBCP

      Preliminary reduction of Investment Adviser fees  $ 6,799     $ 3,644
      Preliminary allocation of expense to the
       Investment Adviser                                11,200       27,520
      Preliminary reduction of Administrator fees           -            229

     Certain of the Trustees and officers of the Trust are directors/trustees and/or officers of the above organizations.

(4)  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Portfolio shares were as follows:

                                                  Six Months Ended                 Year Ended
                                                    June 30, 2000               December 31, 1999
                                             -----------------------------------------------------------
                                               Shares         Amount          Shares         Amount
--------------------------------------------------------------------------------------------------------

Wright Selected Blue Chip Portfolio -
     Sales..................................   25,746      $   348,791       19,555     $   263,698
     Issued to shareholders in payment
       of distributions declared............   18,651          243,029       17,563         216,028
     Redemptions............................  (48,622)     $  (636,149)    (129,880)     (1,788,542)
                                              --------       ----------     --------      ----------
         Net decrease.......................   (3,595)     $   (44,329)     (92,762)    $(1,308,816)
                                             =========     ============    =========    ============

Wright International Blue Chip Portfolio  -
     Sales..................................   15,894      $   223,880       10,098     $   116,181
     Issued to shareholders in payment
       of distributions declared............    9,730          121,824       15,026         151,303
     Redemptions............................  (20,801)        (264,351)     (62,582)       (684,483)
                                              --------       ----------     --------      ----------
         Net increase (decrease)............    4,823      $    81,353      (37,458)    $  (416,999)
                                             =========     ============    =========    ============


(5)  INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than short-term obligations, for the six months ended June 30, 2000, were as follows:

                           Wright Selected               Wright International
                        Blue Chip Portfolio              Blue Chip Portfolio
-------------------------------------------------------------------------------


     Purchases  -     $   1,250,066                    $     660,112
                        ============                     ============
     Sales  -         $   1,507,919                    $     685,285
                        ============                     ============


(6)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and gross and net unrealized appreciation (depreciation) of the investment securities owned at June 30, 2000, as computed on a federal income tax basis, are as follows:

                                       Wright Select       Wright International
                                    Blue Chip Portfolio     Blue Chip Portfolio
-------------------------------------------------------------------------------

     Aggregate cost................. $  1,515,853         $    661,337
                                      ============          ============
     Gross unrealized appreciation.. $    430,942         $    133,190
     Gross unrealized depreciation..      (80,634)             (45,321)
                                        ----------           ----------

     Net unrealized appreciation...  $    350,308         $     87,869
                                      ============          ============

(7)  RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

     The Wright International Blue Chip Portfolio invests in securities issued by companies whose principal business activities are outside the United States which may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Trust, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

     Settlement of securities transactions in foreign countries may be delayed and is generally less frequent than in the United States, which could affect the liquidity of the Trust's assets. The Trust may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.



(8)  LINE OF CREDIT

     The Portfolios participate with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The Portfolios may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each Portfolio based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating portfolios at the end of each quarter. The Portfolios did not have significant borrowings or allocated fees during the six months ended June 30, 2000.



(9)  FINANCIAL INSTRUMENTS

     WIBCP regularly trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment WIBCP has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

     As of June 30, 2000, WIBCP had the following forward foreign currency exchange contracts open:

                                                                    Net        Unrealized
Settlement                        Contracts    In Exchange For    Contracts    Appreciation
Date              Currency       to Deliver   (in U. S. Dollars)   at Value    (Depreciation)
----------------------------------------------------------------------------------------------------------

SALES
07/05/00          EURO           20,295       $19,209             $19,441        $ (232)
                                                                                   =======

At June 30, 2000, WIBCP had sufficient cash and/or securities to cover any commitments under these contracts.

WRIGHT INVESTORS' SERVICE DISTRIBUTORS, INC.
440 Wheelers Farms Road, Milford, CT 06460



SEMI-ANNUAL REPORT

OFFICERS AND TRUSTEES OF THE FUNDS

Peter M. Donovan, President and Trustee
H. Day Brigham, Jr., Vice President , Secretary and Trustee
A. M. Moody III, Vice President and Trustee
Judith R. Corchard, Vice President and Trustee
Dorcas R. Hardy, Trustee
Leland Miles, Trustee
Lloyd F. Pierce, Trustee
Richard E. Taber, Trustee
Raymond Van Houtte, Trustee
James L. O'Connor, Treasurer
William J. Austin, Jr., Assistant Treasurer


ADMINISTRATOR

Eaton Vance Management
255 State Street
Boston, Massachusetts 02109


INVESTMENT ADVISER

Wright Investors' Service
440 Wheelers Farms Road
Milford, Connecticut 06460


CUSTODIAN AND TRANSFER AGENT

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a Fund's current prospectus. Shares of the Trust are only available to the separate accounts of insurance companies